Exhibit 10.21

Our reference number : 00106C603

15th June, 2007

Private & Confidential
Atlantic Components Ltd.
B24-B27, 1/F., Block B, Proficient Industrial Centre
6 Wang Kwun Road, Kowloon Bay
Kowloon

Attn.: Mr. Alan Yang

Dear Sirs,

Re :	Credit Facilities granted to
Atlantic Components Ltd. (the “Borrower”)

We are pleased to inform you as the Borrower that the credit facilities (the “Facilities”) currently maintained by you with The Bank of East Asia, Limited (the “Bank”) have been revised as follows:-

(1)	L/C + T/R + Invoice Financing Loan (IFL) + O/D Limit (Within which O/D not to exceed HK$300,000.-)			HK$18,000,000.-

	-	for the opening of your sight or usance Letters of Credit.

	-	for the refinancing of your import bills.
Tenor : 60 days
Interest Rate :
		HKD T/R :	the Bank’s Best Lending Rate or HIBOR; whichever the higher is applicable.
Other currencies T/R : at other currencies LIBOR + 1.75% p.a.

	-	for invoice financing of your import bills.
Tenor : 45 days
Interest Rate :
HKD IFL : the Bank’s Best Lending Rate or HIBOR; whichever the higher is applicable.
Other currencies IFL : at other currencies LIBOR + 1.75% p.a.

.../2

The Bank of East Asia, Limited
31st Floor, BEA Tower, Millennium City 5, 418 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong
Telephone (852) 3608 6888 Facsimile (852) 3608 6000 Telex HX 73017
www.hkbea.com

Atlantic Components Ltd.

This offer must be accepted within one month from the date hereof, after which, it shall automatically lapse unless extended. Please indicate your acceptance of the aforementioned terms by signing and returning the enclosed duplicate of this letter to Mr. Marco Hoo of our Commercial Lending Department at 38th Floor, BEA Tower, Millennium City 5, 418 Kwun Tong Road, Kwun Tong, Kowloon on or before 14th July, 2007 together with a certified true copy of the resolution of your board of directors accepting the terms of this letter and the Facilities. A credit review fee of HK$5,000.- will be debited to your current account accordingly.

The credit facilities will be subject to review in May, 2008 and a review fee may be collected upon its renewal.

Any reference to the Bank in this Facility Letter and security documents shall be construed as a reference to all branches and offices of the Bank, wheresoever located.

Notwithstanding anything contained in this letter, the Facilities are subject to the Bank’s overriding right of repayment on demand, to review, amend and/or cancel any or all of the said Facilities at its sole discretion. Moreover, this letter, when accepted by you, will supersede and cancel all of our previous offers of credit facilities.

We hope that you will make active use of these Facilities and we assure you of our best service at all times.

Should you have any query to this letter, please feel free to contact Mr. Marco Hoo at 3608 1017.

Yours faithfully,
For and on behalf of
The Bank of East Asia, Limited

HO Ngar Yee
Credit Administration Manager

Trade and Loan Services Department
Operations Support Division

LAM Choi Ling
Credit Administration Manager

.../5

The Bank of East Asia, Limited
31st Floor, BEA Tower, Millennium City 5, 418 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong
Telephone (852) 3608 6888 Facsimile (852) 3608 6000 Telex HX 73017
www.hkbea.com

Atlantic Components Ltd.

The Borrower

We hereby agree to and accept all the above terms and conditions.

For and on behalf of
Atlantic Components Ltd.

Authorized Signature(s) [with company chop and authorised signature(s)] Date:

The Guarantor

I hereby acknowledge and accept all the above terms and conditions.

Yang Chung Lun [HKID No.: G664732(3)] Date:

The Bank of East Asia, Limited
31st Floor, BEA Tower, Millennium City 5, 418 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong
Telephone (852) 3608 6888 Facsimile (852) 3608 6000 Telex HX 73017
www.hkbea.com